Employee Benefit Plans	3 Months Ended
Mar. 31, 2021
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plans

13. Employee Benefit Plans

In the United Kingdom, the Company makes contributions to private defined contribution pension schemes on behalf of its employees. The Company expensed $0.2 million in contributions for the three months ended March 31, 2021 and 2020.

In the United States, the Company established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all U.S. employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. Matching contributions to the plan may be made at the discretion of the Company’s board of directors. During the three months ended March 31, 2021 and 2020 the Company contributed $0.1 million and less than $0.1 million, respectively, to the plan.